Annual Report for the year ended August 31, 1995

GFA THE GROWTH FUND OF AMERICA

Looking Out for Shareholders:
The Role of Independent Directors

[The American Funds Group(R)]

THE GROWTH FUND OF AMERICA(R)
invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

ON OUR COVER:
Buck Rock lookout in California's Sequoia National Forest. Forest rangers train their practiced eyes on thousands of acres of woodland, watching for signs of trouble. Their job requires constant vigilance.

The independent directors of a mutual fund also must exercise constant vigilance. On page 4, we'll introduce you to the people who watch over The Growth Fund of America on your behalf.

Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the fund's average annual compound returns, with all distributions reinvested, through September 30, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

10 years:   +15.84%
5 years:    +17.83
1 year:     +21.89

Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:
If only every year could be the third year of a presidential administration! The third year after 1600 Pennsylvania Avenue changes hands has often proved to be a very good one for stocks, and this has been no exception.

The value of your shares in The Growth Fund of America increased 25.6% over the 12 months through August 31, if you reinvested the dividend of 17 cents per share and capital gain distribution of $1.04 per share paid in December 1994. The fund's gain outpaced the 21.5% gain recorded by the stock market overall, as measured by Standard & Poor's 500 Composite Index on the same reinvested basis. The fund's results were achieved despite the fact that we held nearly 20% of assets in cash or cash equivalents throughout the period to help cushion the potential effects of a market decline and take advantage of opportunities as they arose.

Of the 104 stocks owned by the fund throughout the entire year, 61 recorded double-digit gains. Only 23 lost ground.

[Side Bar]
OUR 10 MOST SUCCESSFUL HOLDINGS
among stocks held throughout
the 12 months ended August 31, 1995
Micron Technology (semiconductors)                   +282%
LSI Logic (semiconductors)                           +213
Cisco Systems (computer systems)                     +165
MedImmune (biotechnology)                            +161
Electronic Arts (software)                           +114
Applied Materials (semiconductor equipment)          +106
Mentor Graphics (software)                           +95
Texas Instruments (electronics)                      +92
Intel (semiconductors)                               +87
Hewlett-Packard (electronics)                        +78
OUR 10 LEAST SUCCESSFUL HOLDINGS
among stocks held throughout
the 12 months ended August 31, 1995
Cyrix (semiconductors)                               -13%
Pyxis (health care)                                  -13
Tandem Computers (computers)                         -19
United HealthCare (health care)                      -19
Coltec Industries (aerospace)                        -20
U.S. Healthcare (health care)                        -26
Delta Woodside Industries (apparel)                  -28
Toys "R" Us (retail)                                 -29
Telefonos de Mexico (telecommunications)             -48
Gensia Pharmaceuticals (biotechnology)               -50
[End Side Bar]

HIGH-TECH STOCKS LED RESULTS
The stocks of technology companies were responsible for much of the fund's success. They represented about a quarter of the portfolio but contributed a great deal more than that to the fund's total return for the year. In fact, nine of our 10 most successful holdings over the past year were computer-related firms. Among them was our largest holding, semiconductor giant Intel (+87%).

Our interest in technology companies - in particular those that provide products or services for businesses, rather than for individuals - goes back a long way. When Capital Research and Management Company became the fund's investment adviser in 1973, the portfolio included just one technology stock. Two years later we had increased the list substantially, and nearly 20% of the fund's assets were invested in technology companies. The fund's two largest technology holdings in 1975 are also in the current portfolio: National Semiconductor (+52% for the most recent year) and IBM (+51%).

[Pull Quote]
The fund's portfolio includes most of the companies involved in the recent entertainment/media mega-mergers.
[End Pull Quote]

Lately, everyone else seems to like technology stocks, too. When that happens in the stock market, share prices often become unreasonably high. In short, it is usually time to make some changes. So during the past few months, we have selectively pruned our technology holdings. Among those eliminated altogether were Microsoft and Dell Computer, outstanding companies we may well choose to invest in again when they are somewhat less popular.

Despite the recent run-ups, we believe the potential of several technology companies still has not been recognized. Accordingly, we have added to our positions in LSI Logic and Digital Equipment, among others.

MEDIA MERGERS HELPED, TOO
We had anticipated some time ago that entertainment and broadcasting firms would take dramatic steps to become fully integrated global media organizations. The fund owns significant portions of most of the companies involved in the recent mega-mergers that have redefined those fields - including both Disney (+36%) and its new partner Capital Cities/ABC (+37%), in addition to CBS (+24%). Since the end of our fiscal year, the fund's second-largest holding, Time Warner (+10%), completed an agreement to acquire Turner Broadcasting (+70%), also part of our portfolio.

HEALTH CARE, TELECOMMUNICATIONS OFF
A number of health care holdings lagged the market - although one, MedImmune, rose from last year's least successful holdings list to this year's most successful holdings list. Several of our telecommunications holdings also recorded relatively poor results. Among them were: AT&T (+3%), MCI (-1%), LIN Broadcasting (-4%), Sprint (-10%) and Telefonos de Mexico (-48%).

We expect many telecommunications companies will benefit from recently passed congressional legislation which deregulates cable television, loosens restrictions on the number of radio and TV stations a company can own, and enables more carriers to offer long-distance phone service.
For example, cable providers such as Tele-Communications, Inc., TCI Group (formerly Tele-Communications, Inc.) and Comcast, substantial fund holdings, would enjoy greater freedoms in programming and pricing. Program suppliers such as Viacom could expect greater demand for movies and syndicated shows. Meanwhile, News Corp., based in Australia, could add to its Fox Network by buying more U.S. TV stations.

LOOKING AHEAD
When we survey the investment landscape, there is cause for worry, and there is cause for optimism.

On the minus side, the bull market has lasted for a long, long time. Dividend yields on stocks in the S&P 500 are at the lowest levels on record. Some sectors of the U.S. economy - notably retail - have not been doing well. Perhaps most troublesome is that it seems as if everybody is trying to get into the stock market.

On the plus side, inflation is not accelerating. An increasingly strong dollar is attracting investors from overseas. Interest rates seem relatively stable. The relationship of stock prices to corporate earnings appears reasonable in the current interest rate environment.

On balance, it is important to remember that years like fiscal 1995 are seldom soon repeated. The types of stocks in which the fund invests are often somewhat more volatile than the market as a whole, and the fund's results have often changed dramatically from year to year (as illustrated on our inside front cover). As always, we encourage long-term investors to take all short-term results in stride. This year's return was outsized; it is unrealistic to expect such growth to continue indefinitely.

Cordially,
Walter P. Stern            James F. Rothenberg
Chairman of the Board      President

October 2, 1995

[Side Bar]
AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended August 31,1995)

10 years         +15.13%
5 years          +16.45
1 year           +18.32

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.
[End Side Bar]

LOOKING OUT FOR YOU: THE ROLE OF THE FUND'S INDEPENDENT DIRECTORS

[Photo Caption]
THE FUND'S BOARD OF DIRECTORS
Front row: Bobbie Hazard, Jack McDonald, Hank Riggs, Leonade Jones, Bob Fox. Back row: Jim Ratzlaff (former Chairman of the Board), Ted Hinshaw, Pat Woolf, Wally Stern (Chairman of the Board), Ted Nierenberg. Not present: Rick Holmes. [End Photo Caption]

There are more than half-a-million shareholders in The Growth Fund of America. Nine of them officially keep watch over all of the fund's relationships and represent the interests of shareholders.

They are the fund's independent directors, a group of men and women that includes corporate executives, academicians, a scientist, an entrepreneur and a U.S. Navy officer.

"It is a remarkably diverse group," says Jack McDonald, Professor of Finance in the Graduate School of Business at Stanford University and a member of the fund's board since 1976. "As an investor, I know that's important. When I look at corporate annual reports, I always check the list of directors. I think it's a source of strength when the directors have a variety of relevant backgrounds."

The group meets four or five times a year. Agendas typically include a thorough review of the portfolio, detailed reports from fund executives on investment results, discussions of any significant developments, and several specialized presentations by analysts or portfolio counselors. At a recent board meeting, for example, the analyst whose responsibilities include computer-related communications briefed the directors on competition among on-line services. One of the liveliest parts of the meetings typically follows such presentations, when the directors ask questions and explore implications for the fund's holdings.

Between meetings, directors read materials including the business press and monthly reports from the fund's officers. From time to time they visit the fund's service centers to monitor the quality of service to shareholders.

The Investment Company Act of 1940 requires only that 50% of the fund's directors have no current business affiliation with the fund or its investment adviser; The Growth Fund of America has a higher percentage. Indeed, the full board includes only two "inside" directors - Wally Stern and Jim Ratzlaff, the current and former Chairman of the Board.

Three of the fund's independent directors contribute previous experience with the fund's investment adviser: Ted Hinshaw retired as a director of Capital Research and Management Company in 1983, Rick Holmes retired as a vice president in 1985, and Leonade Jones was an investment analyst from 1973 through 1975. The other six independent directors have never been employed by the investment adviser.

Wally notes the fund's emphasis on outsiders is crucial: "You can't have management overseeing itself."

Director Ted Nierenberg agrees: "Independent directors are important because they can go against management. Inside directors can't do that. It's harder for an inside director to probe and to criticize - and that's what directors are supposed to do."

All of the fund's current directors were elected (or re-elected) by shareholders in December 1993. When there's a vacancy on the board, the independent directors nominate and select a replacement. Shareholders vote on the whole slate whenever the proportion of directors elected by the board reaches one-third of the total.

Independent directors set their own pay, striving to reach a delicate balance. As longtime director Bob Fox notes, "We don't want the fund to be at the top or bottom of the compensation list. The pay has to be high enough to attract and keep talented people, but low enough that it doesn't compromise our independence. It shouldn't be a reason for someone to take the job - or not to."

We recently asked several of the independent directors to tell us, in their own words, about their jobs. You'll find their responses on the following pages.

[Side Bar]
WHAT DO THE FUND'S DIRECTORS DO?
Among their principal duties:
- They supervise the investment adviser (Capital Research and Management Company) and its service affiliates to make sure those organizations do the best job possible for the shareholders.

- They interview the fund's investment professionals about the pluses and minuses of industries and companies, as well as the overall course of the markets and the fund.

- They determine whether fees are appropriate and reasonable.

- They decide, annually, whether or not to rehire the fund's investment adviser and its auditor.*

- They authorize the fund's dividends and capital gain distributions.

-  They elect fund officers.

-  They select new independent directors as vacancies occur.*

-  They follow industry trends, media coverage and shareholder surveys.

- They review reports to shareholders and legal filings with the Securities and Exchange Commission.

* All recommendations are made by a committee composed entirely of independent directors.
[End Side Bar]

DIFFERENT PERSPECTIVES

PAT WOOLF

ONE OF PAT WOOLF'S COLLEAGUES ON THE BOARD SAYS HE WAS IMPRESSED THAT AT HER FIRST MEETING, IN 1985, SHE INSISTED ON UNDERSTANDING EVERY STEP OF EVERY PROCESS. PAT'S INSATIABLE CURIOSITY HAS SERVED HER WELL IN THE MOLECULAR BIOLOGY DEPARTMENT AT PRINCETON UNIVERSITY, WHERE SHE LECTURES ON RESPONSIBLE CONDUCT IN RESEARCH AND DEBUNKS DISHONEST SCIENCE.

"I used to work as a lifeguard. You watch the water for a very long time before you have to pull someone out. But you always have to be alert and prepared, and you try to prevent problems whenever you can by warning people against dangerous things. This job is a lot like that one."

"As a director, you listen hard to people responding to tough questions, because the way they respond in those situations helps you see their integrity and intelligence. You listen for the words, but also for the music."

"It's important that we have a number of women on the board. Women tend to outlive their husbands and end up owning a lot of fund shares. Our perspectives are often different from those of men; I feel that I've learned as much from being a mother and a wife as I have from my formal education."

CHECKS AND BALANCES

BOB FOX

AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF POULTRY GIANT FOSTER FARMS, IN LIVINGSTON, CALIFORNIA, BOB FOX IS QUICK TO NOTE HE'S LITERALLY A FOX IN THE HENHOUSE. BOB'S A WORLD-RANKED COMPETITIVE SWIMMER WHOSE CAREER HAS INCLUDED EXECUTIVE POSTS WITH A NUMBER OF WELL-KNOWN CONSUMER PRODUCTS FIRMS. HE'S THE FUND'S SENIOR INDEPENDENT DIRECTOR, HAVING SERVED SINCE 1970.

 "A director's role is not just 'Here's the contract, approve it.' We challenge costs. We watch expenses. And, when appropriate, we have insisted on changing the terms of contracts to benefit shareholders."

"Where is the economy? What's going on? What could happen with interest rates, GNP, today's boom in technology? These things set the stage for investment decisions. We don't make those decisions, but we're vitally interested in testing and evaluating the thinking of those who do."

INSIGHTFUL

HANK RIGGS

MOST DAYS, SOUTHERN CALIFORNIA'S CLIMATE ENABLES HANK RIGGS TO RIDE HIS BIKE TO WORK AT THE CLAREMONT CAMPUS OF HARVEY MUDD COLLEGE, WHERE HE SERVES AS PRESIDENT AND PROFESSOR OF ENGINEERING. HANK JOINED THE BOARD IN 1989.

"In my work with the college endowment, I get to interact with many money managers, and that gives me a good perspective on the fund's managers."

The Growth Fund of America is probably my largest personal investment. I put every penny I earn as a director right back into the fund. I've also got my three kids in it, as well as a fair number of nieces and nephews."

"I live near one of the fund's service centers, and I look in on things there from time to time. You can't get a sense of the importance of service and the extreme dedication to careful control and accuracy by sitting around a conference table. You need to be there."

WATCHFUL

BOBBIE HAZARD

IT SEEMS LIKE BOBBIE HAZARD HAS ALMOST ALWAYS BEEN LOOKING OUT FOR GROUPS OF PEOPLE. SHE WAS A HIGH SCHOOL TEACHER BEFORE SHE JOINED THE NAVY, WHERE SHE ROSE THROUGH THE RANKS TO REAR ADMIRAL, RESPONSIBLE AT ONE POINT FOR 24,000 SERVICEMEN AND SERVICEWOMEN AND THEIR FAMILIES. BOBBIE RETIRED IN 1992. THE MCLEAN, VIRGINIA RESIDENT IS AMONG THE FUND'S NEWEST INDEPENDENT DIRECTORS, HAVING JOINED THE BOARD IN 1993.

"I was concerned that I wasn't an expert on mutual funds. But the existing board members assured me they were looking for an investor advocate - someone who'd ask questions that shareholders would be likely to ask and make sure that the answers were logical and accurate. I knew I could do that because I've performed the role of watchdog in many other incarnations in my life."

"The most important part of the job is to do the right thing by the shareholders. Loyalty goes first to them."

COMPREHENSIVE

LEONADE JONES

LEONADE JONES' FATHER GAVE HER A COUPLE OF STOCKS BACK IN THE 1960S, RIGHT WHEN THE MARKET PEAKED - SO SHE LEARNED QUICKLY HOW IMPORTANT IT IS TO TAKE A REALISTIC, LONG-TERM APPROACH. THESE DAYS, LEONADE MANAGES HER FATHER'S PORTFOLIO. SHE'S ALSO TREASURER OF THE WASHINGTON POST COMPANY, WHERE HER RESPONSIBILITIES INCLUDE COORDINATING RETIREMENT PLANS WHICH FEATURE A VARIETY OF MUTUAL FUND CHOICES. SHE JOINED THE FUND'S BOARD IN 1993.

"Thanks largely to the popularity of 401(k) plans, mutual funds now touch many more people. As funds have grown, they have become more powerful. It isn't unusual for The Growth Fund of America, for example, to be the largest shareholder of a company. Our job as directors is to keep pace with these changes."

"If the investment managers can't explain an investment choice to the directors, they probably can't explain it to the shareholders, either."

LOOKING AHEAD

TED NIERENBERG

DO YOU REALLY NEED TWO KINDS OF CHINA - THE FORMAL STUFF AND THE EVERYDAY STUFF? DANSK INTERNATIONAL DESIGNS FOUNDER TED NIERENBERG DIDN'T THINK SO, AND THE COMPANY'S HUGELY SUCCESSFUL "EVERYDAY" LINE PROVED THE VALUE OF ASKING THE RIGHT QUESTIONS. SINCE RETIRING IN 1985, TED'S PASSION FOR PHOTOGRAPHING HIS GARDEN IN ARMONK, NEW YORK, HAS BEEN REWARDED WITH THE PUBLICATION OF THE BECKONING PATH: LESSONS OF A LIFELONG GARDEN. HE HAS BEEN PART OF THE FUND'S BOARD SINCE 1972.

"For years we've asked about high-tech, is this for real? It IS for real. Now we're asking similar questions about things like biotechnology."

"We've been known to discuss whether or not we should be invested in certain industries, and it's not unusual for one or more directors to object on a personal basis. But we make our judgments based on our responsibilities to all the shareholders."

"Wall Street wants returns 12 to 18 months from now, which isn't our style. We're concerned with laying the groundwork and having the talent that might pay off in five years or more."

"I constantly test our backroom operations by calling other fund groups. I keep a few shares in a number of other funds so I can see how their service stacks up against ours."

"It's amazing how many more shareholders we're looking out for these days. If you'd asked any of us a decade ago would the fund - or the mutual fund industry
- ever be this size, we'd have said, 'You've got to be kidding.'"

GROWTH FUND OF AMERICA

INVESTMENT PORTFOLIO,
August 31, 1995

----------------------------         -----                   -----------------------------                -----

                                     Percent                                                              Percent

                                     of Net                                                               of Net

Largest Industry Holdings            Assets                  Largest Individual Holdings                  Assets

-----------------------------        -----                   -------------------------------              -----



Broadcasting & Publishing            16.57%                  Intel                                        3.21%

Electronic Components                13.17%                  Time Warner                                  3.00

Data Processing &                                                                                         2.69
Reproduction

Business & Public Services           8.00%                   Federal National Mortgage Assn.              2.63

Telecommunications                   6.11%                   Viacom                                       2.52

Other Industries                     28.78%                  News Corp.                                   2.34

Cash & Equivalents                   19.14%                  Silicon Graphics                             2.07

                                                             Walt Disney                                  2.04

                                                             Advanced Micro Devices                       1.90

                                                             National Semiconductor                       1.88






THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1995

EQUITY-TYPE SECURITIES                                                                         Value           of Net

(Common & Preferred Stocks)                                           Shares                   (000)           Assets

-------------------------------------                                 --------                 --------        ------

Broadcasting & Publishing- 16.57%

Time Warner Inc.                                                      5,352,000                $225,453        3.00%

TELE-COMMUNICATIONS, INC., SERIES A, TCI GROUP 1                      8,039,300                148,727

TELE-COMMUNICATIONS, INC., SERIES A, LIBERTY MEDIA GROUP 1            2,009,825                53,386          2.69

VIACOM INC., CLASS B  1                                               3,900,000                189,637         2.52

News Corp. Ltd. (American Depositary

 Receipts)(Australia)                                                 5,350,000                121,712

News Corp. Ltd., preferred

 (American Depositary Receipts)                                       2,675,000                54,169          2.34

Comcast Corp., Class A                                                1,680,000                35,700

Comcast Corp., Class A Special Stock                                  4,210,000                89,989          1.67

Turner Broadcasting System, Inc., Class B                             3,625,000                111,469         1.48

Capital Cities/ABC, Inc.                                              965,000                  110,975         1.47

E.W. Scripps Co., Class A                                             1,400,000                47,075          .63

CBS Inc.                                                              326,480                  26,037          .35

Century Communications Corp., Class A 1                               1,002,550                9,900           .13

New York Times Co., Class A                                           350,000                  8,706           .12

LIN Television Corp. 1                                                220,800                  8,059           .10

BHC Communications, Inc., Class A 1                                   62,840                   5,703           .07





Electronic Components- 13.17%

Intel Corp.                                                           3,939,000                241,756         3.21

Advanced Micro Devices,Inc. 1                                         4,238,000                143,033         1.90

National Semiconductor Corp. 1                                        4,997,930                141,191         1.88

Texas Instruments Inc.                                                1,710,000                128,036         1.69

LSI Logic Corp. 1                                                     2,400,000                118,200         1.57

Seagate Technology 1                                                  2,000,000                88,500          1.18

Micron Technology, Inc.                                               500,000                  38,437          .51

ANALOG DEVICES, INC. 1                                                750,000                  25,969          .35

AMP Inc.                                                              400,000                  16,250          .22

Quantum Corp. 1                                                       669,400                  16,066          .21

TELLABS, INC.                                                         235,000                  10,986          .15

Newbridge Networks Corp. (Canada) 1                                   300,000                  8,663           .12

ADC TELECOMMUNICATIONS, INC. 1                                        178,000                  6,898           .09

Cyrix Corp. 1                                                         200,000                  6,875           .09





Data Processing & Reproduction- 8.23%

Silicon Graphics, Inc. 1                                              3,690,000                155,902         2.07

Adobe Systems Inc.                                                    1,725,000                87,975          1.17

International Business Machines Corp.                                 680,000                  70,295          .93

Digital Equipment Corp. 1                                             1,600,000                66,800          .89

Electronic Arts 1                                                     900,000                  34,200          .45

Acclaim Entertainment, Inc. 1                                         1,280,000                32,320          .43

Hewlett-Packard Co.                                                   400,000                  32,000          .43

Compaq Computer Corp. 1                                               600,000                  28,650          .38

SYBASE, INC. 1                                                        884,000                  28,398          .38

Oracle Corp. 1 (Formerly Oracle Systems Corp.)                        597,500                  23,975          .32

Tandem Computers Inc. 1                                               1,540,000                18,865          .26

Mentor Graphics Corp. 1                                               715,000                  13,764          .18

Cisco Systems, Inc. 1                                                 200,000                  13,125          .17

Apple Computer, Inc.                                                  300,000                  12,900          .17



Business & Public Services- 8.00%

Columbia/HCA Healthcare Corp.                                         2,352,500                110,568         1.47

United HealthCare Corp.                                               2,555,000                107,949         1.43

CUC International Inc. 1                                              2,325,000                79,341          1.05

Federal Express Corp. 1                                               930,000                  66,727          .89

WMX Technologies, Inc.                                                1,680,000                49,350          .65

Pitney Bowes Inc.                                                     1,075,000                43,672          .58

ADT Ltd. 1                                                            3,280,000                42,640          .57

General Motors Corp., Class E                                         900,000                  41,962          .56

U.S. Healthcare, Inc.                                                 500,000                  16,000          .21

Value Health, Inc. 1                                                  370,000                  12,811          .17

FHP International Corp. 1                                             385,000                  9,529           .13

Dun & Bradstreet Corp.                                                140,000                  8,102           .11

Ecolab Inc.                                                           250,000                  6,844           .09

Oxford Health Plans, Inc. 1                                           79,800                   3,910           .05

Coram Healthcare Corp. 1                                              650,000                  3,169           .04



Telecommunications- 6.11%

Vodafone Group PLC (American Depositary Receipts)

 (United Kingdom)                                                     2,350,000                98,406          1.31

Cellular Communications, Inc. 1                                       1,755,000                95,647          1.27

MCI Communications Corp.                                              3,275,000                78,805          1.05

AirTouch Communications 1                                             2,165,000                70,363          .94

LIN Broadcasting Corp. 1                                              381,600                  49,036          .65

AT&T Corp.                                                            500,000                  28,250          .38

Sprint Corp.                                                          450,000                  15,975          .21

Cellular Communications of Puerto Rico, Inc. 1                        374,998                  11,531          .15

Telefonos de Mexico, SA de CV, Class L (American

 Depositary Receipts) (Mexico)                                        350,000                  11,462          .15



Leisure & Tourism- 4.53%

Walt Disney Co.                                                       2,735,000                153,502         2.04

Mirage Resorts, Inc. 1                                                2,050,000                70,469          .94

HARRAH'S ENTERTAINMENT, INC.  1                                       2,200,000                70,125          .93

MGM GRAND, INC. 1                                                     1,275,000                31,875          .42

Promus Hotel Corp. 1                                                  735,800                  15,176          .20



Financial Services- 3.43%

Federal National Mortgage Assn.                                       2,075,000                197,903         2.63

CAPITAL ONE FINANCIAL CORP.                                           1,105,000                28,730          .38

Student Loan Marketing Assn.                                          450,000                  24,356          .32

FEDERAL HOME LOAN MORTGAGE CORP.                                      113,200                  7,273           .10



Transportation: Airlines- 2.20%

Southwest Airlines Co.                                                2,573,450                66,588          .88

AMR Corp. 1                                                           860,000                  60,630          .81

Delta Air Lines, Inc.                                                 515,000                  38,303          .51



Recreation & Consumer Products- 2.06%

Mattel, Inc.                                                          3,377,200                97,939          1.30

DURACELL INTERNATIONAL INC.                                           500,000                  22,313          .30

NINTENDO CO., LTD. (JAPAN)                                            215,000                  13,495          .18

WMS Industries Inc. 1                                                 550,000                  12,512          .17

Hasbro, Inc.                                                          265,000                  8,579           .11



Banking- 1.63%

Citicorp                                                              800,000                  53,100          .71

BankAmerica Corp.                                                     320,000                  18,080          .24

Commerce Bancshares, Inc.                                             446,250                  16,009          .21

PNC Bank Corp.                                                        600,000                  15,750          .21

First Security Corp.                                                  362,500                  11,419          .15

Northern Trust Corp.                                                  180,000                  8,100           .11



Health & Personal Care- 1.55%

Forest Laboratories, Inc. 1                                           600,000                  26,850          .36

NELLCOR PURITAN BENNETT INC. 1                                        485,760                  25,259          .34

BIOGEN, INC. 1                                                        280,000                  15,330          .20

Tambrands Inc.                                                        200,000                  8,975           .12

MedImmune, Inc. 1                                                     704,100                  8,713           .12

Upjohn Co.                                                            200,000                  8,475           .10

Gensia Pharmaceuticals, Inc. 1                                        1,325,000                7,453           .10

MAYBELLINE, INC.                                                      200,000                  5,050           .07

Pyxis Corp. 1                                                         200,000                  4,525           .06

BAUSCH & LOMB INC.                                                    100,000                  3,975           .05

PERRIGO CO. 1                                                         175,000                  2,363           .03



Beverages & Tobacco- 1.48%

Philip Morris Companies Inc.                                          1,375,000                102,609         1.36

PepsiCo, Inc.                                                         200,000                  9,050           .12







Insurance- 1.37%

EXEL Ltd. (United Kingdom)                                            1,140,000                62,700          .83

TIG Holdings, Inc.                                                    675,000                  17,297          .23

NAC Re Corp.                                                          350,000                  12,775          .17

AMBAC Inc.                                                            250,000                  10,562          .14



Machinery & Engineering- 1.34%

Thermo Electron Corp. 1                                               1,275,000                54,984          .73

Caterpillar Inc.                                                      680,000                  45,645          .61



Electrical & Electronic Instruments- 1.33%

Telefonaktiebolaget LM Ericsson, Class B

 (American Depositary Receipts) (Sweden)                              2,725,000                58,247          .77

NOKIA CORP.

 (AMERICAN DEPOSITARY RECEIPTS) (FINLAND)                             600,000                  41,625          .56







Chemicals- 1.25%

A. Schulman, Inc.                                                     1,522,500                40,346          .54

Great Lakes Chemical Corp.                                            420,000                  27,772          .37

H.B. FULLER CO.                                                       383,700                  13,142          .17

Loctite Corp.                                                         150,000                  7,200           .10

Raychem Corp.                                                         125,000                  5,484           .07



Merchandising- 1.18%

WAL-MART STORES, INC.                                                 1,000,000                24,625          .34

Home Shopping Network, Inc. 1                                         2,300,000                24,150          .32

Toys 'R' Us, Inc. 1                                                   925,000                  24,050          .32

Gap, Inc.                                                             476,500                  15,308          .20



Energy Equipment- 0.51%

Schlumberger Ltd. (Netherlands Antilles)                              575,000                  37,088          .49

Western Atlas Inc. 1                                                  40,000                   1,815           .02



Textiles & Apparel- 0.48%

FRUIT OF THE LOOM, INC. 1                                             1,300,000                30,550          .41

Delta Woodside Industries, Inc.                                       600,000                  5,025           .07



Transportation: Rail- 0.41%

Southern Pacific Rail Corp. 1                                         750,000                  18,375          .25

Conrail, Inc.                                                         180,000                  12,105          .16



Multi-Industry- 0.30%

U.S. INDUSTRIES, INC. 1                                               1,175,000                18,359          .24

Textron Inc.                                                          40,000                   2,740           .04

Tenneco Inc.                                                          30,000                   1,455           .02



Aerospace & Military Technology- 0.18%

Coltec Industries Inc 1                                               800,000                  12,000          .16

Litton Industries, Inc. 1                                             40,000                   1,550           .02



Energy Sources- 0.14%

NOBLE AFFILIATES, INC.                                                377,600                  10,431          .14



Electronic Instruments- 0.14%

Applied Materials, Inc. 1                                             100,000                  10,400          .14



Transportation: Shipping- 0.06%

Overseas Shipholding Group, Inc.                                      200,000                  4,175           .06





Forest Products & Paper- 0.01%

Rayonier Inc.                                                         12,500                   480             .01

                                                                                               --------        --------

Other equity-type securities in initial period of                                              242,420         3.20

 acquisition                                                                                   --------        ------



TOTAL EQUITY-TYPE SECURITIES (cost: $3,568,327,000)                                            6,084,508       80.86

                                                                                               --------        ------









                                                                      Principal

                                                                      Amount

SHORT-TERM SECURITIES                                                 (000)

-------------------------------------                                 --------

Corporate Short-Term Notes- 18.58%



AMERICAN TELEPHONE AND TELEGRAPH CO. 5.64%-5.68%

 DUE 10/4-10/13/95                                                    $102,000                 101,376         1.35

COCA-COLA FINANCE CO. 5.65%-5.82% DUE 9/8-10/19/95                    98,750                   98,381          1.31

E.I. DU PONT DE NEMOURS AND CO. 5.66%-5.71%

 DUE 9/22-10/6/95                                                     96,220                   95,807          1.27

PFIZER INC 5.68%-5.71% DUE 9/5-9/25/95                                92,700                   92,449          1.23

GENERAL ELECTRIC CAPITAL CORP. 5.65%-5.72% DUE 9/8-10/19/95           84,700                   84,319          1.12

J.C. PENNEY FUNDING CORP. 5.72%-5.74% DUE 9/14-10/12/95               83,600                   83,361          1.10

WAL-MART STORES, INC. 5.70% DUE 10/24-10/25/95                        80,000                   79,308          1.06

FORD MOTOR CREDIT CO. 5.70%-5.73% DUE 9/20-11/2/95                    74,500                   73,956          .99

CENTRAL AND SOUTH WEST CORP. 5.73%-5.77% DUE 9/12-10/20/95            72,300                   71,908          .96

ELI LILLY AND CO. 5.65%-5.70% DUE 9/18-10/24/95                       70,000                   69,599          .92

U S WEST COMMUNICATIONS 5.63%-5.70% DUE 9/13-9/20/95                  68,500                   68,310          .90

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP.

 5.70%-5.85% DUE 9/7-10/11/95                                         66,700                   66,400          .88

EMERSON ELECTRIC CO. 5.69%-5.70% DUE 9/1-10/10/95                     65,400                   65,270          .87

AMERICAN EXPRESS CREDIT CORP. 5.65%-5.73%

 DUE 9/11-10/19/95                                                    58,900                   58,701          .78

PROCTER & GAMBLE CO. 5.68%-5.70% DUE 9/21-10/26/95                    57,000                   56,640          .76

HEWLETT-PACKARD CO. 5.62%-5.67% DUE 10/24-11/28/95                    56,500                   55,796          .74

XEROX CORP. 5.70%-5.75% DUE 9/26-9/28/95                              56,000                   55,758          .73

CHEVRON OIL FINANCIAL CORP. 5.73% DUE 9/8/95                          40,000                   39,949          .53

SARA LEE CORP. 5.62%-5.70% DUE 9/14-9/27/95                           40,500                   40,347          .53

HERSHEY FOODS CORP. 5.68% DUE 10/17/95                                21,000                   20,842          .28

BALTIMORE GAS AND ELECTRIC CO. 5.73% DUE 9/6/95                       20,000                   19,981          .27

                                                                                               --------        ------

                                                                                               1,398,458       18.58

                                                                                               --------        ------

Federal Agency Short-Term Obligations- 0.65%

Federal National Mortgage Assn. 5.64%

 due 9/12/95                                                          49,000                   48,910          .65

                                                                                               --------        ------





TOTAL SHORT-TERM SECURITIES (cost: $1,447,408,000)                                             1,447,368       19.23

                                                                                               --------        ------

TOTAL INVESTMENT SECURITIES (cost: $5,015,735,000)                                             7,531,876       100.09



Excess of payables over cash and receivables                                                   6,986           .09

                                                                                               --------        ------

NET ASSETS                                                                                     $7,524,890      100.00%

                                                                                               ==========      =======


1 Non-income-producing securities
See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

-----------------------------        -----                   -------------------------------              -----

Equity-type securities                                       Equity-type securities

 appearing in the portfolio                                   eliminated from the portfolio

 since February 28, 1995                                      since February 28, 1995

-----------------------------                                -------------------------------



ADC Telecommunications                                       H.F. Ahmanson

Analog Devices                                               Archer Daniels Midland

Bausch & Lomb                                                Bay Networks

Biogen                                                       CBI Industries

Capital One Financial                                        Centocor

Cisco Systems                                                Cordis

Duracell International                                       Dell Computer

Federal Home Loan Mortgage                                   Genentech

Fruit of the Loom                                            Humana

H.B. Fuller                                                  International Game Technology

Maybelline                                                   Jefferson Smurfit

MGM Grand                                                    Lotus Development

Nintendo                                                     Microsoft

Noble Affiliates                                             Policy Management Systems

Nokia                                                        Scios Nova

Perrigo                                                      Shoney's

Sybase                                                       Signet Banking

Tellabs

U.S. Industries

Viacom

Wal-Mart Stores

The Growth Fund of America
Financial Statements

--------------------------------------------          ----------------        ----------------


Statement of Assets and Liabilities                                            (dollars in

at August 31, 1995                                                             thousands)

---------------------------------------------          ----------------        ----------------


Assets:

Investment securities at market

 (cost: $5,015,735)                                                            $7,531,876

Cash                                                                           526

Receivables for-

 Sales of investments                                  $12,336

 Sales of fund's shares                                25,830

 Dividends and accrued interest                        3,199                   41,365

                                                       ----------------        ----------------

                                                                               7,573,767

Liabilities:

Payables for-

 Purchases of investments                              38,374

 Repurchases of fund's shares                          4,671

 Management services                                   2,358

 Accrued expenses                                      3,474                   48,877

                                                       ----------------        ----------------

Net Assets at August 31, 1995-

 Equivalent to $33.09 per share on

 227,394,684 shares of $0.10 par value

 capital stock outstanding (authorized

 capital stock--400,000,000 shares)                                            $7,524,890

                                                                               ================



---------------------------------------------          ----------------        ----------------




Statement of Operations                                                        (dollars in

for the year ended August 31, 1995                                             thousands)

---------------------------------------------          ----------------        ----------------


Investment Income:

Income:

 Dividends                                             $   38,080


 Interest                                              61,312                  $   99,392


                                                       ----------------

Expenses:

 Management services fee                               22,942


 Distribution expenses                                 14,418


 Transfer agent fee                                    5,731


 Reports to shareholders                               535


 Registration statement and prospectus                 436


 Postage, stationery and supplies                      854


 Directors' fees                                       130


 Auditing and legal fees                               47


 Custodian fee                                         152


 Other expenses                                        57                      45,302


                                                       ----------------        ----------------

 Net investment income                                                         54,090


                                                                               ----------------

Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                                              353,525

Net unrealized appreciation:

 Beginning of year                                     1,461,272

 End of year                                           2,516,141               1,054,869

                                                       ----------------        ----------------

 Net realized gain and unrealized
appreciation

  on investments                                                               1,408,394

                                                                               ----------------

Net Increase in Net Assets Resulting

 from Operations                                                               $1,462,484

                                                                               ================







---------------------------------------------          ----------------        ----------------


Statement of Changes in Net Assets                     Year ended

                                                       August 31

(dollars in thousands)                                 1995                    1994

---------------------------------------------          ----------------        ----------------


Operations:

Net investment income                                  $   54,090              $   25,072


Net realized gain on investments                       353,525                 195,013


Net unrealized appreciation

 on investments                                        1,054,869               77,980


                                                       ----------------        ----------------

 Net increase in net assets

  resulting from operations                            1,462,484               298,065


                                                       ----------------        ----------------



Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                   (33,653)                (21,621)


Distributions from net realized gain on

 investments                                           (205,865)               (174,698)


                                                       ----------------        ----------------

 Total dividends and distributions                     (239,518)               (196,319)


                                                       ----------------        ----------------



Capital Share Transactions:

Proceeds from shares sold: 69,486,188

 and 59,945,125 shares, respectively                   1,994,344               1,603,821


Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 9,099,784 and 7,025,780 shares,

 respectively                                          229,196                 183,152


Cost of shares repurchased: 47,721,869

 and 55,276,208 shares, respectively                   (1,349,094)             (1,479,149)


                                                       ----------------        ----------------



 Net increase in net assets resulting from

  capital share transactions                           874,446                 307,824


                                                       ----------------        ----------------



Total Increase in Net Assets                           2,097,412               409,570




Net Assets:

Beginning of year                                      5,427,478               5,017,908

                                                       ----------------        ----------------

End of year (including undistributed

 net investment income: $39,471

 and $19,034, respectively)                            $7,524,890              $5,427,478


                                                       ================        ================






See Notes to Financial Statements

Notes to Financial Statements

1. The Growth Fund of America, Inc.(the "fund")is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

       Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date are stated at the last quoted bid price.

      Short-term securities with original or remaining maturities of in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

       As is customary in the mutual fund industry, securities
transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported
on an identified cost basis.             Dividend and interest income is
reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

       Pursuant to the custodian agreement, the fund receives   credits against
its custodian fee for imputed interest on   certain balances with the custodian
bank. The custodian fee of $152,000 includes $61,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,516,141,000, of which $2,630,540,000 related to appreciated securities and $114,399,000 related to depreciated securities. During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital gain of $353,524,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $5,015,735,000 at August 31, 1995.

3. The fee of $22,942,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $14,418,000. As of August 31, 1995, accrued and unpaid distribution expenses were $3,336,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,731,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,384,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $107,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized gain on investments was $325,984,000 and additional paid-in capital was $4,620,554,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,531,889,000 and $1,324,192,000, respectively, during the year ended August 31, 1995.

  Net realized currency gains on dividends were $1,000 for the year ended August 31, 1995.

Tax Information (unaudited)
We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the distributions made during the fiscal year by the fund were earned from the following sources:

                Dividends and Distributions per Share
To Shareholders of Record
December 21, 1994
Payment Date
December 22, 1994
Dividends from Net Investment Income
$0.17
From Net Realized Short-term Gains
--
From Net
Realized  Long-term Gains
$1.04

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Per-Share Data and Ratios            Year

                                     ended

                                     August 31

                                     1995                          1994             1993             1992         1991

                                     -------                       -------          ---------        -------      -------

Net Asset Value, Beginning of        $27.62                        $27.15           $22.04           $22.42       $18.43
Year

                                     -------                       -------          ---------        -------      -------

 Income from Investment
Operations:

  Net investment income              .25                           .13              .13              .23          .43


  Net realized and unrealized
gain

   on investments                    6.43                          1.43             5.26             .81          4.86


                                     -------                       -------          ---------        -------      -------

   Total income from

 investment operations               6.68                          1.56             5.39             1.04         5.29


                                     -------                       -------          ---------        -------      -------

 Less Distributions:

  Dividends from net
investment

 income                              (.17)                         (.12)            (.19)            (.35)        (.48)

  Distributions from net
realized

 gains                               (1.04)                        (.97)            (.09)            (1.07)       (.82)


                                     -------                       -------          ---------        -------      -------

   Total distributions               (1.21)                        (1.09)           (.28)            (1.42)       (1.30)


                                     -------                       -------          ---------        -------      --------

Net Asset Value, End of Year         $33.09                        $27.62           $27.15           $22.04       $22.42


                                     =======                       =======          =========        ========     ========



Total Return*                        25.56%                        5.98%            24.64%           4.91%        30.55%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                           $7,525                        $5,427           $5,018           $3,700       $2,903

  Ratio of expenses to
average net

 assets                              .75%                          .78%             .77%             .79%         .83%

  Ratio of net income to
average net

 assets                              .90%                          .49%             .56%             1.11%        2.13%

  Portfolio turnover rate            26.90%                        24.77%           25.23%           10.64%       18.92%



*This was calculated without
deducting a sales charge.  The
maximum sales charge is 5.75% of
the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the schedule of portfolio investments as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
September 22, 1995

BOARD OF DIRECTORS

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Rear Admiral, U.S. Navy (Retired)

E.T. HINSHAW, JR.
Newport Beach, CALIFORNIA
Private investor; former Yachting
Commissioner, Los Angeles Olympic Organizing Committee

RICHARD H.M. HOLMES
Hillsborough, California
Retired; former Vice President,
Capital Research and Management
Company

LEONADE D. JONES
Washington, D.C.
Treasurer, The Washington Post
Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

THEODORE D. NIERENBERG
Armonk, New York
Private investor; former President,
Dansk International Designs, Ltd.

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board,
Capital Research and Management Company

HENRY C. RIGGS
Claremont, California
President and Professor of
Engineering
Harvey Mudd College

WALTER P. STERN
New York, New York
CHAIRMAN OF THE BOARD OF THE FUND
Chairman of the Board,
Capital Group International, Inc.

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor, lecturer, Department
of Molecular Biology, Princeton
University

OTHER OFFICERS

JAMES F. ROTHENBERG
Los Angeles, California
PRESIDENT OF THE FUND
President and Director,
Capital Research and Management Company

JAMES E. DRASDO
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President and Director
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President and Director,
Capital Research and Management Company

RICHARD M. BELESON
San Francisco, California
VICE PRESIDENT OF THE FUND
Senior Vice President,
Capital Research Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
VICE PRESIDENT OF THE FUND
Senior Vice President,
Capital Research Company

STEVEN N. KEARSLEY
Brea, California
VICE PRESIDENT OF THE FUND
Vice President and Treasurer,
Capital Research and Management Company

DONALD D. O'NEAL
San Francisco, California
VICE PRESIDENT OF THE FUND
Vice President,
Capital Research and Management Company

PATRICK F. QUAN
San Francisco, California
SECRETARY OF THE FUND
Vice President - Fund Business
Management Group,
Capital Research and Management Company

MARY C. CREMIN
Brea, California
TREASURER OF THE FUND
Senior Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
ASSISTANT TREASURER OF THE FUND
Vice President - Fund Business
Management Group,
Capital Research and Management Company

SHAREHOLDER SERVICES

TO HELP YOU ADD TO YOUR ACCOUNT

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
All dividends and capital gain distributions can be automatically reinvested in additional shares at net asset value (without sales charge), thus providing you with additional potential for growth through compounding.

INVESTING BY MAIL
Simply send a check for $50 or more to the fund's transfer agent. You can send personal checks or you can put bonus, gift or dividend checks to work by endorsing them to the fund for investment into your account.

AUTOMATIC INVESTMENT PLAN
You can make automatic investments regularly by authorizing the fund's transfer agent to deduct a specified sum from your bank account.

CROSS-REINVESTMENT OF DISTRIBUTIONS
You can cross-reinvest dividends or dividends and capital gain distributions from one fund into another at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

TO HELP YOU ADD TO YOUR INVESTMENT AT A REDUCED SALES CHARGE

QUANTITY DISCOUNTS
There are discounts on large investments, whether they are in one fund or a combination of funds in The American Funds Group, as explained in the prospectus.

RIGHT OF ACCUMULATION
You can add the value of your present shares of any of the funds in The American Funds Group (except shares of our money market funds that were purchased directly) to the amount of any new purchase in order to qualify for a quantity discount on your new investment.

STATEMENT OF INTENTION
You can, without obligation, sign a Statement of Intention that allows you to combine the purchases you intend to make over a 13-month period so as to take immediate advantage of the maximum quantity discount available.

TO HELP YOU PAY YOUR BILLS

DIVIDENDS IN CASH
You have the option of taking your dividends in cash.

AUTOMATIC WITHDRAWAL PLAN
You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

TO HELP YOU MEET YOUR CHANGING NEEDS

EXCHANGE PRIVILEGES
Should your goals or financial circumstances change, you can easily restructure your investment program by transferring some or all of your holdings into other funds in The American Funds Group. You can do this at no charge by mail or by phone. Automatic exchanges of $50 or more may also be made between funds. Your initial exchange must meet the receiving fund's minimum investment requirement unless the originating fund's balance is at least $5,000 (in which case you have a year to meet the minimum investment requirement). Please remember that fund exchanges constitute a sale and purchase for tax purposes.

TO HELP YOU TAKE ADVANTAGE OF MONEY-SAVING TAX BENEFITS

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
You can set aside up to $2,000 a year in your personal tax-deferred IRA. Deductibility of contributions depends on other retirement plan coverage and adjusted gross income. All contributions, deductible or nondeductible, continue to grow on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
A SEP is a tax-deferred retirement plan which enables employers to make tax-deductible contributions to employees' IRAs. Through SAR-SEP programs, employees can also make pre-tax contributions to their accounts. Generally, contribution limits on SEPs and SAR-SEPs exceed the IRA limit described above.

401(K) RETIREMENT PLAN FOR EMPLOYEES OF CORPORATIONS
A 401(k) plan is a salary-deferred program, which often allows for larger contributions than IRAs, yet has fewer withdrawal restrictions.

403(B) RETIREMENT PLAN FOR EMPLOYEES OF PUBLIC SCHOOLS OR NONPROFIT
ORGANIZATIONS
You may qualify for this tax-deferred plan if you are employed by a public school system or by a nonprofit organization (e.g., a hospital or foundation).

OTHER RETIREMENT PLANS FOR BUSINESSES
Two prototype plans are available that enable businesses to make tax-deductible contributions into tax-deferred retirement accounts:
- Basic qualified plans (Keogh-type)
Suitable for smaller businesses.
- Full-feature qualified plans (corporate-type)
Suitable for larger businesses. Trusteeship and optional plan administration services are available with prototype or individually designed plans.
TAX INFORMATION ON PLAN DISTRIBUTIONS
We can help you minimize taxes on lump-sum or other retirement plan distributions.

TO HELP YOU WITH RECORDKEEPING

CONFIRMATION OF TRANSACTIONS
You receive account statements reflecting the transactions in your account.

CONSOLIDATED QUARTERLY STATEMENTS
If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

TELEPHONE INFORMATION SERVICE
American FundsLine(R) is a toll-free service which gives you information about your account as well as current prices for all American Funds. Just call 800/325-3590. (Please have your account number and fund number ready.) Shareholder Services (continued)

IMAGECHECK(SM)
If you're a shareholder in a fund that has check-writing privileges (The Cash Management Trust of America, The U.S. Treasury Money Fund of America or The Tax-Exempt Money Fund of America), each month you'll receive photo images of the front and back of each cleared check on easy-to-file 8-1/2" x 11" statements.

YEAR-END TAX REPORT
At the end of each year, you will receive an individual report which shows the tax status of the dividends and any capital gain distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares you've sold by reporting average cost.

SAFEKEEPING OF CERTIFICATES
Your shares are credited to your account and certificates are not issued unless specifically requested. This helps eliminate the costly, irritating problem of lost or destroyed certificates.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

OFFICE OF THE FUND
Four Embarcadero Center, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA  CD/GRS/2681
Lit. No. GFA-011-1095
[The American Funds Group(R)]